HORACE MANN MUTUAL FUNDS

                           SUPPLEMENT TO PROSPECTUSES
                                DATED MAY 1, 2003

Information about the Income Fund is supplemented as follows:
------------------------------------------------------------

On September 12, 2003, BlackRock Financial Management, Inc. ("BlackRock") began serving as a subadviser to the Income Fund. To reflect this change, the references to subadvisers in the "Income Fund - Main Investment Strategies" section of the Prospectuses should also include BlackRock. The following information regarding BlackRock's investment philosophy should be inserted after the information on the other subadvisers' investment philosophies in the "Income Fund - Main Investment Strategies" section of the Prospectuses:

                  In managing its portion of the Income Fund, BlackRock evaluates sectors of the bond market and individual securities within these sectors. BlackRock selects bonds from several sectors, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. Securities are purchased for the Income Fund when BlackRock believes that they have the potential for above-average total return. A security will be sold if, in the opinion of BlackRock, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

In addition, references to BlackRock as a subadviser should also refer to the Income Fund in the "Management - The Subadvisers" section of the Prospectuses. The following information regarding BlackRock's Income Fund portfolio managers should be inserted after the information on BlackRock's Small Cap Growth Fund portfolio managers in the "Management - The Subadvisers" section of the
Prospectuses:

                  Members of BlackRock's Investment Strategy Group are responsible for the day-to-day management of BlackRock's portion of the Income Fund. BlackRock's Investment Strategy Group includes the following individuals:

                  Keith Anderson, Managing Director, Chief Investment Officer for Fixed Income, member of Management Committee, co-head of the Fixed Income Operating Committee, Chairman of the Investment Strategy Group and member of the Treasury Borrowing Advisory Committee, is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios at BlackRock. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson earned a B.S. in economics and finance from Nichols College and a M.B.A. in business administration from Rice University.

                  Scott Amero, Managing Director, co-head of fixed income portfolio management, co-head of taxable credit research and a member of BlackRock's Management Committee and Fixed Income Operating Committee, is a senior strategist and portfolio manager with specific responsibility for overseeing all credit-related fixed income sectors, and the short duration and corporate bond portfolios. Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Amero earned a B.A. in applied math and economics from Harvard University and a M.B.A. in finance from New York University.

                  Rajiv Sobti, PhD, Managing Director, co-head of fixed income portfolio management and a member of the Fixed Income Operating Committee, is a senior strategist and portfolio manager with specific responsibility for overseeing the government and mortgage sectors, and the core and mortgage portfolios. Prior to joining BlackRock in 1998, Dr. Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette. Dr. Sobti earned a B.A. in economics from St. Stephens College, University of Delhi, a M.B.A. in finance from the India Institute of Management, Ahmedabad, and a Ph.D. in finance from the Wharton School of the University of Pennsylvania.

                  Andrew J. Phillips, Managing Director, portfolio manager and member of the Fixed Income Operating Committee, is primarily responsible for the consistent implementation of investment strategies across all total return accounts with a sector emphasis on mortgage securities. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company. Mr. Phillips earned a B.S. in industrial and labor relations and a M.B.A. in finance, both from Cornell University.



Dated:   September 12, 2003

                            HORACE MANN MUTUAL FUNDS

                           SUPPLEMENT TO PROSPECTUSES
                                DATED MAY 1, 2003

Information about the Small Cap Growth Fund is supplemented as follows:
----------------------------------------------------------------------

On September 12, 2003, Lee Munder Investments Ltd. ("LMIL") began serving as a subadviser to the Small Cap Growth Fund. To reflect this change, the references to subadvisers in the "Small Cap Growth Fund - Main Investment Strategies" section of the Prospectuses should also include LMIL. The following information regarding LMIL's investment philosophy should be inserted after the information on the other subadvisers' investment philosophies in the "Small Cap Growth Fund
- Main Investment Strategies" section of the Prospectuses:

                  In managing its portion of the Small Cap Growth Fund, LMIL uses a fundamental, bottom-up research approach that focuses on the highest growth sectors of the economy. LMIL seeks to identify the highest quality companies within attractive industry sub-sectors that share some or all of the following characteristics: seasoned, vested management; technological leadership; sustainable competitive advantage; expanding profit margins and accelerating sales growth; conservative accounting and strong balance sheets; and expanding market share.

                  Before making purchase decisions, LMIL creates internally generated investment opinions about a company's earnings prospects, growth rate and other determinants of value that are compared to market expectations. LMIL generally will sell a stock when its underlying fundamental outlook does not justify its current price.

In addition, references to LMIL as a subadviser of the Small Cap Growth Fund should be added to the "Management - The Subadvisers" section of the Prospectuses. The following information regarding LMIL and its portfolio managers should be inserted after the information on the other subadvisers of the Small Cap Growth Fund in the "Management - The Subadvisers" section of the
Prospectuses:

                  Lee Munder Investments Ltd. ("LMIL"), 200 Clarendon Street, Boston, Massachusetts 02116, is a registered investment adviser founded in 2000. LMIL had approximately $2.1 billion in assets under management as of July 31, 2003. LMIL's investment team is comprised of six investment professionals, four of whom worked together at Standish, Ayer & Wood, and who have an average of 15 years of investment experience. Two portfolio managers are responsible for the day-to-day investment management of LMIL's portion of the Small Cap Growth Fund.

                  Andrew L. Beja, CFA, has been a principal of LMIL since its inception in August 2000 and is co-portfolio manager of LMIL's institutional small cap accounts. He was previously a portfolio manager at Standish, Ayer & Wood for four years, and prior to that, spent 11 years as a sell-side analyst with Advest, Inc. Mr. Beja has a B.A. from Miami University (Ohio).

                  Jonathan F. Stone, CFA, has been a principal of LMIL since its inception in August 2000 and is co-portfolio manager of LMIL's institutional small cap accounts. He was previously at Standish, Ayer & Wood for three years, and prior to that, spent six years as a technology analyst and principal at Adams, Harkness & Hill and eight years in management positions at several high-tech companies. Mr. Stone has a B.A. from Brown University and a M.B.A. from Harvard Business School.



Dated:   September 12, 2003


                                       2